Exhibit 10.1


                                  AMENDMENT TO

                   LOAN AGREEMENT AND SECURED PROMISSORY NOTE


     AMENDED AGREEMENT dated as of April 23, 2007 by and between Integrated Surgical Systems, Inc., a Delaware corporation ("ISS"), and Novatrix Biomedical, Inc., a California corporation ("Novatrix").

     WHEREAS, the parties entered into that certain Loan Agreement and Secured Promissory Note dated August 4, 2006 (the "Original Loan Agreement");

     WHEREAS, the parties are simultaneously entering into an amendment to that certain Asset Purchase Agreement dated August 4, 2006; and

     WHEREAS, the parties wish to amend the Original Loan Agreement as set forth herein.

     NOW, THEREFORE, the parties hereby agree as follows:

     1. Paragraph (a) of the Original Loan Agreement is hereby amended to replace the words "June 30, 2007" in the first line thereof in their entirety with the words "September 30, 2007."

     2. Section 1.3 of the Original Loan Agreement is hereby amended in its entirety to read as follows:

               "$350,000 per month payable commencing on July 1, 2007 and the first day of each successive month thereafter until the earlier of (i) September 1, 2007 or (ii) such time as Stockholder Approval has been obtained."

     3. Section 9.1 of the Original Loan Agreement is hereby amended in its entirety to read as follows:

               "Borrower fails to pay timely any of the principal amount due under this Note or any accrued interest or other amounts due under this Note within three (3) months from the date of a meeting of the stockholders of Borrower in which Stockholder Approval is not obtained; or"

     4. This Agreement shall be construed in accordance with, and governed in all respects by, the internal laws of the State of California (without giving effect to principles of conflicts of laws).

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     5.   This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument.

     6. Any and all terms and provisions contained in the Original Loan Agreement not otherwise amended pursuant to this Agreement shall remain in full force and effect in accordance with the terms thereof.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the first day set forth above.

                                            INTEGRATED SURGICAL SYSTEMS, INC.



                                            By: /s/ Ramesh Trivedi
                                                --------------------------------
                                                Name:    Ramesh Trivedi
                                                Title:   Chief Executive Officer



                                            NOVATRIX BIOMEDICAL, INC.




                                            By: /s/ Soonkap Hahn
                                                --------------------------------
                                                Name:    Soonkap Hahn
                                                Title:   President


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